EXHIBIT 99.2

WaMu Capital Corp.
July Position
30 Year Conforming Alt A; NETRATE lt 6.5
1,439 records
Balance: 279,394,715

Selection Criteria: 30 Year Conforming Alt A; NETRATE lt 6.5
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  Documentation
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 1439
Total Balance: 279,394,715.50
Weighted Average Note Rate: 6.063
Non-Zero Weighted Average Original LTV: 70.24
Calif %: 26.60
Non-Zero Weighted Average FICO: 726
Stated Original WAM: 358
Stated Current WAM: 357.98

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
5.000	4.750	1	116,700.00
5.250	5.000	2	270,000.00
5.375	5.125	7	1,443,460.00
5.500	5.250	24	5,453,015.06
5.625	5.375	56	11,947,913.87
5.750	5.500	128	29,040,394.68
5.875	5.625	293	63,320,797.87
5.880	5.630	1	217,000.00
6.000	5.750	242	48,149,310.91
6.125	5.875	125	23,888,103.50
6.130	5.880	1	225,000.00
6.250	6.000	196	35,854,271.32
6.375	6.125	117	20,852,812.65
6.380	6.130	4	1,068,250.00
6.500	6.250	115	18,702,152.81
6.625	6.375	125	18,161,532.83
6.630	6.380	2	684,000.00
Total:	5.813	1439	279,394,715.50

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
4.751 - 5.000	1	116,700.00	0.04	5.000	360	772	80	116,700.00
5.001 - 5.250	2	270,000.00	0.10	5.250	360	759	44	135,000.00
5.251 - 5.500	31	6,896,475.06	2.47	5.474	355	731	68	222,466.94
5.501 - 5.750	184	40,988,308.55	14.67	5.714	357	737	66	222,762.55
5.751 - 6.000	536	111,687,108.78	39.97	5.929	359	730	68	208,371.47
6.001 - 6.250	322	59,967,374.82	21.46	6.200	359	727	73	186,234.08
6.251 - 6.500	236	40,623,215.46	14.54	6.433	359	711	74	172,132.27
6.501 - 6.750	127	18,845,532.83	6.75	6.625	358	708	76	148,390.02
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	15	621,550.00	0.22	6.347	360	716	67	41,436.67
50,000.01 - 100,000.00	194	15,596,054.00	5.58	6.230	356	729	69	80,392.03
100,000.01 - 150,000.00	338	42,424,490.00	15.18	6.130	358	731	71	125,516.24
150,000.01 - 200,000.00	286	50,047,812.00	17.91	6.089	358	720	72	174,992.35
200,000.01 - 250,000.00	218	49,050,308.00	17.56	6.050	357	721	71	225,001.41
250,000.01 - 300,000.00	175	48,296,282.00	17.29	6.022	359	729	70	275,978.75
300,000.01 - 350,000.00	121	39,349,765.00	14.08	6.041	359	727	70	325,204.67
350,000.01 - 400,000.00	84	30,210,893.00	10.81	5.956	360	730	66	359,653.49
400,000.01 - 450,000.00	3	1,270,000.00	0.45	6.001	360	718	74	423,333.33
450,000.01 - 500,000.00	2	920,800.00	0.33	6.063	360	784	75	460,400.00
500,000.01 - 550,000.00	2	1,035,000.00	0.37	5.936	360	732	77	517,500.00
600,000.01 - 650,000.00	1	605,000.00	0.22	6.250	360	669	64	605,000.00
Total:	1439	279,427,954.00	100.00	6.063	358	726	70	194,182.04

Min: 35,000.00
Max: 605,000.00
Avg: 194,182.04
Total: 279,427,954.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	15	621,299.96	0.22	6.347	360	716	67	41,420.00
50,000.01 - 100,000.00	194	15,590,165.18	5.58	6.230	356	729	69	80,361.68
100,000.01 - 150,000.00	338	42,411,689.96	15.18	6.130	358	731	71	125,478.37
150,000.01 - 200,000.00	286	50,041,800.34	17.91	6.089	358	720	72	174,971.33
200,000.01 - 250,000.00	218	49,047,916.56	17.56	6.050	357	721	71	224,990.44
250,000.01 - 300,000.00	175	48,295,783.96	17.29	6.022	359	729	70	275,975.91
300,000.01 - 350,000.00	121	39,345,073.50	14.08	6.041	359	727	70	325,165.90
350,000.01 - 400,000.00	84	30,210,186.04	10.81	5.956	360	730	66	359,645.07
400,000.01 - 450,000.00	3	1,270,000.00	0.45	6.001	360	718	74	423,333.33
450,000.01 - 500,000.00	2	920,800.00	0.33	6.063	360	784	75	460,400.00
500,000.01 - 550,000.00	2	1,035,000.00	0.37	5.936	360	732	77	517,500.00
600,000.01 - 650,000.00	1	605,000.00	0.22	6.250	360	669	64	605,000.00
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

Min: 35,000.00
Max: 605,000.00
Avg: 194,182.04
Total: 279,427,954.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	313	61,564,026.98	22.03	5.957	356	730	48	196,690.18
60.01 - 70.00	235	51,130,718.08	18.30	6.010	357	719	66	217,577.52
70.01 - 75.00	115	24,818,391.48	8.88	6.083	359	723	74	215,812.10
75.01 - 80.00	698	128,416,189.29	45.96	6.112	360	728	80	183,977.35
80.01 - 85.00	9	1,688,918.29	0.60	6.145	360	725	85	187,657.59
85.01 - 90.00	45	7,555,695.65	2.70	6.218	355	723	90	167,904.35
90.01 - 95.00	20	3,946,375.73	1.41	6.357	360	729	95	197,318.79
95.01 >=	4	274,400.00	0.10	6.558	360	630	100	68,600.00
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	114	18,655,187.56	6.68	6.064	358	732	71	163,642.00
Cooperative	8	1,372,415.12	0.49	6.308	354	711	63	171,551.89
PUD	255	52,899,429.56	18.93	6.039	359	728	73	207,448.74
Single Family Residence	969	183,815,717.00	65.79	6.067	358	725	70	189,696.30
Three/Four Family	24	6,649,522.18	2.38	6.056	360	711	61	277,063.42
Two Family	69	16,002,444.08	5.73	6.088	357	733	68	231,919.48
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

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9. State

State	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	291	74,326,591.61	26.60	5.964	358	730	62	255,417.84
FL	136	23,626,859.46	8.46	6.118	355	717	71	173,726.91
TX	106	15,574,437.95	5.57	6.069	360	725	79	146,928.66
AZ	85	16,720,892.74	5.98	6.111	359	723	72	196,716.39
WA	82	16,798,269.58	6.01	5.972	360	738	77	204,856.95
OR	71	13,190,859.57	4.72	6.010	360	729	75	185,786.75
IL	52	9,993,959.99	3.58	6.137	356	726	69	192,191.54
CO	51	10,325,388.38	3.70	5.992	360	741	75	202,458.60
MN	51	9,267,238.53	3.32	6.138	360	719	73	181,710.56
MA	47	11,009,076.66	3.94	6.035	360	723	61	234,235.67
Other	467	78,561,141.03	28.12	6.153	358	723	74	168,225.14
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
240	27	4,171,906.44	1.49	5.996	240	709	59	154,515.05
360	1412	275,222,809.06	98.51	6.064	360	726	70	194,917.00
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

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11. Documentation

Documentation	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub & Verbal Verification of Employment	6	972,951.55	0.35	6.095	360	750	79	162,158.59
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	46	6,151,240.62	2.20	6.032	360	739	80	133,722.62
Full Doc	126	23,077,176.12	8.26	6.127	360	721	77	183,152.19
No Employment/Income Verification	282	55,136,258.35	19.73	6.025	360	733	60	195,518.65
Verbal Verification of Employment	979	194,057,088.86	69.46	6.068	358	724	72	198,219.70
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 0	3	324,540.09	0.12	6.394	360	0	77	108,180.03
580 - 599	2	357,000.00	0.13	6.307	360	592	66	178,500.00
600 - 619	7	1,420,242.42	0.51	6.266	360	610	78	202,891.77
620 - 639	34	6,531,698.87	2.34	6.294	356	630	68	192,108.79
640 - 659	39	7,432,254.66	2.66	6.160	360	650	69	190,570.63
660 - 679	145	28,597,024.21	10.24	6.139	357	671	69	197,220.86
680 - 699	197	37,380,234.90	13.38	6.094	358	690	71	189,747.39
700 - 719	226	45,893,596.62	16.43	6.078	356	710	70	203,069.01
720 - 739	221	41,728,277.41	14.94	6.050	358	729	72	188,815.73
740 - 759	168	32,406,512.06	11.60	6.015	359	750	71	192,895.91
760 - 779	197	38,668,538.95	13.84	6.010	359	768	71	196,287.00
780 - 799	147	28,062,264.52	10.04	6.004	360	788	69	190,899.76
800 - 820	53	10,592,530.79	3.79	5.985	360	806	64	199,859.07
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	731	135,383,189.88	48.46	6.071	360	734	76	185,202.72
Refi - Cash Out	545	112,567,047.02	40.29	6.048	357	718	64	206,545.04
Refi - Rate Term	163	31,444,478.60	11.25	6.087	356	720	68	192,910.91
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	184	29,543,983.63	10.57	6.134	358	736	64	160,565.13
Owner Occupied	1215	242,104,534.45	86.65	6.055	358	725	71	199,262.99
Second Home	40	7,746,197.42	2.77	6.050	353	732	67	193,654.94
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	1035	188,615,577.50	67.51	6.095	357	724	70	182,237.27
120	384	86,424,504.00	30.93	5.995	360	731	71	225,063.81
240	20	4,354,634.00	1.56	6.060	360	729	75	217,731.70
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	1175	225,038,082.29	80.54	6.079	358	726	71	191,521.77
6	1	280,000.00	0.10	6.380	360	768	80	280,000.00
12	39	9,686,573.00	3.47	6.165	360	704	62	248,373.67
36	224	44,390,060.21	15.89	5.957	358	731	69	198,169.91
Total:	1439	279,394,715.50	100.00	6.063	358	726	70	194,158.94

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\July Posiiton\July Position, 6-21-05.cas
Jun 23, 2005 15:01